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                    METLIFE INSURANCE COMPANY OF CONNECTICUT

                         REGISTERED FIXED ACCOUNT OPTION
                                  FIXED ANNUITY
                       METLIFE RETIREMENT ACCOUNT ANNUITY
                                     T-MARK
                         SUPPLEMENT DATED MARCH 27, 2009
             TO THE PROSPECTUS DATED APRIL 28, 2008, AS SUPPLEMENTED

                             METLIFE TARGET MATURITY
                         SUPPLEMENT DATED MARCH 27, 2009
            TO THE PROSPECTUS DATED JANUARY 23, 2009, AS SUPPLEMENTED

The Company filed a Form 8-K on March 26, 2009 via EDGAR File No. 033-03094. The Form 8-K is incorporated by reference into the prospectus. We are not incorporating by reference, in any case, any documents or information deemed to have been furnished and not filed in accordance with SEC rules.

This supplement should be read in its entirety and kept together with your prospectus for future reference. Please contact us at the following telephone numbers, if you have any questions:

1-800-874-1225 -Fixed Annuity
1-800-599-9460 -T-Mark
1-800-874-1225 -Registered Fixed Option
1-800-842-9406 -MetLife Retirement Account Annuity
1-800-599-9460 -MetLife Target Maturity

Books 21, 27, 28, 29 and 74                                       March 27, 2009